Exhibit 10.4

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is dated as of June 17, 2011 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), for itself and as Agent (“Agent”), and the other Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to an amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1           Consent.  Each of the Lenders signatory hereto hereby consents to the amendment and restatement of the WLR Phong Phu Guaranty substantially in the form attached as Exhibit I hereto (the “A&R WLR Phong Phu Guaranty”).

2           Amendments to Credit Agreement.

2.1           Section 5.4(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f)           the Investment by ITG in ITG – Phong Phu Limited Company, a joint venture organized under the laws of Vietnam (“Phong Phu”), in the form of an unsecured subordinated loan from ITG (either directly or through one of its Subsidiaries) to Phong Phu; provided that (v) such Investment shall be made by no later than June 24, 2011, (w) such Investment shall not exceed $3,500,000, (x) at the time such Investment is made, no Default or Event of Default shall have occurred and be continuing, (y) such unsecured subordinated loan shall be evidenced by a promissory note in form and substance satisfactory to the Agent and delivered to the Agent in original copy together with instruments of transfer executed in blank and (z) either (i) such unsecured subordinated loan shall have been repaid in full in cash by Phong Phu by no later than the 90th day following the Second Amendment Effective Date (which repayment shall have been evidenced by a certificate of a Responsible Officer of the Borrower Representative delivered to Agent certifying that such amounts have by repaid by Phong Phu by no later than such date) or (ii) Agent, for the benefit of the Lenders, shall have received payment under the WLR/RBS Letter of Credit in the full amount thereof on the 90th day following the Second Amendment Effective Date in accordance with its terms (which amounts shall have been applied by Agent first to prepay outstanding Swing Loans, and second to prepay outstanding Revolving Loans owing by the Borrowers without a permanent reduction of the Aggregate Revolving Loan Commitment);”

2.2           Section 11.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order thereto:

““WLR/RBS Letter of Credit” means a 120-day letter of credit in form and substance satisfactory to Agent that (i) is issued by RBS Citizens, N.A. in an amount equal to $3,675,000, (ii) names GE Capital, in its capacity as Agent for itself and the Lenders, as the beneficiary thereof and (iii) names WLR Recovery Fund IV L.P. as the applicant, which letter of credit shall have been delivered in original copy to Agent on the Second Amendment Effective Date.”

““Second Amendment Effective Date” has the meaning assigned to such term in that certain Amendment No. 2 to Credit Agreement dated as of June 17, 2011 among Borrowers, the other Credit Parties signatory thereto, Agent and the Lenders signatory thereto.”

2.3           Section 11.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

““Availability” means, as of any date of determination, the amount by which (a) the “Borrowing Base” (as calculated pursuant to the Borrowing Base Certificate but excluding for purposes of the definition of Availability, any amounts included in the calculation of the “Borrowing Base” pursuant to clause (d) of the definition thereof) in effect from time to time less the sum of (x) the aggregate amount of Letter of Credit Obligations plus (y) outstanding Swing Loans plus (z) such Reserves as may be imposed by the Agent in accordance with the terms of this Agreement exceeds (b) the aggregate outstanding principal balance of Revolving Loans.”

““Borrowing Base” means, as of any date of determination by the Agent, from to time to time, an amount equal to the sum of:

(a) 85% of the US Dollar Equivalent of the book value of Eligible Accounts (other than Insured Accounts);

(b) the lesser of (i) 75% of the US Dollar Equivalent of the book value of Insured Accounts and (ii) $5,000,000;

(c) the least of (i) 65% of the book value (valued at the lower of cost or market) of Eligible Inventory, (ii) 85% of the book value (valued at the lower of cost or market) of Eligible Inventory multiplied by the then current NOLV Factor and (iii) an amount equal to 50% of the Borrowing Base; and

(d) (i) prior to the 90th day following the Second Amendment Effective Date, an amount equal to the unfunded portion of the WLR/RBS Letter of Credit not to exceed $3,500,000 and (ii) thereafter, zero.”

““WLR Phong Phu Guaranty” means that certain Amended and Restated Guaranty of Payment dated as of June 17, 2011 by ITG in favor of WLR Recovery Fund IV, LP, as such agreement may be amended, supplemented or otherwise modified from time to time in a manner acceptable to the Agent in its sole discretion.”

3           Representations and Warranties.  In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)           the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b)           upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

4           Conditions to Effectiveness.  This Amendment shall be effective on the date when each of the following conditions has been satisfied (the “Second Amendment Effective Date”):

(a)           This Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent, the Supermajority Revolving Lenders and the Majority Lenders;

(b)           Agent shall have received a fully executed and effective copy of the A&R WLR Phong Phu Guaranty;

(c)           Agent shall have received the duly executed and issued original WLR/RBS Letter of Credit;

(d)           Agent shall have received, to the extent invoiced, payment of all out-of-pocket expenses (including the legal fees and expenses of Latham & Watkins LLP, counsel to Agent); and

(e)           Agent, for the ratable benefit of the Lenders, shall have received, as consideration for execution and delivery of this Amendment, an amendment fee in the amount of $52,500, which amendment fee shall be fully earned on the date hereof and shall be non-refundable when paid.

5           Miscellaneous.

5.1           Effect; Ratification.

(a)           Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)           Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

5.2           Counterparts and Signatures by Fax.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

5.3           Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

5.4           Loan Document.  This Amendment shall constitute a Loan Document.

5.5           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.
BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC
CONE DENIM LLC
CARLISLE FINISHING LLC
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By: /s/Craig J. Hart
Name: Craig J. Hart
Title: Vice President and Treasurer

NARRICOT INDUSTRIES LLC

By: International Textile Group, Inc., its sole member

By: /s/Craig J. Hart
Name: Craig J. Hart
Title: Vice President and Treasurer

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON INDUSTRIES V, LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BURLINGTON WORLDWIDE INC.
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By: /s/Craig J. Hart
Name: Craig J. Hart
Title: Vice President and Treasurer

VALENTEC WELLS, LLC
By: International Textile Group, Inc.,
its sole member

By: /s/Craig J. Hart
Name: Craig J. Hart
Title: Vice President and Treasurer

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By: /s/James DeSantis
Title: Its Duly Authorized Signatory

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

TD BANK, N.A., as a Lender

By:  /s/Jang Kim
Name: Jang Kim
Title: Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By: /s/John Yankauskas
Name: John Yankauskas
Title: Sr. Vice President

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]